UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)

628 Main Street, Danville, Virginia 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                         ☐

Item 8.01     Other Events.

On November 21, 2023, American National Bankshares Inc. declared a quarterly cash dividend of $0.30 per share of common stock. The dividend is payable December 15, 2023, to shareholders of record December 1, 2023.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, dated November 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: November 21, 2023	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

3